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                                                                EXHIBIT 10.39


                                PLEDGE AGREEMENT

     This PLEDGE AGREEMENT, dated as of November 20, 1995 by and between All American Fremantle, Inc., a Delaware corporation ("AAF" or "Pledgor"), and The Interpublic Group of Companies, Inc., a Delaware corporation ("IPG"), is being entered into pursuant to that certain Intercreditor Agreement, dated as of October 6, 1995, among Chemical Bank, for itself and as agent for the Lenders (the "Agent"), IPG, All American Goodson, Inc., a Delaware corporation ("AAG"), All American Communications, Inc., a Delaware Corporation ("AACI"), All American Television II, Inc., a Delaware corporation ("AATVII"), All American Fremantle II, Inc., a Delaware corporation ("AAFII"), and Mark Goodson Productions, LLC, a New York limited liability company ("LLC") (the "Intercreditor Agreement"). Unless otherwise defined herein, terms defined in the Intercreditor Agreement are used herein as therein defined.

                             W I T N E S S E T H :

     WHEREAS, the LLC, IPG and AACI have entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of October 6, 1995, with Mark Goodson Productions, L.P., The Child's Play Company (together the "Sellers") and certain other parties pursuant to which the LLC and IPG purchased certain of the assets and the LLC assumed certain liabilities of the Sellers;

     WHEREAS, the LLC and AAG have entered into a License Agreement (the "Main License Agreement"), dated as of October 6, 1995, with respect to the exploitation of the Library Rights, Library Physical Properties, Programs (as each of the foregoing terms is defined in the Main License Agreement) or portions thereof or rights therein acquired pursuant to the Asset Purchase Agreement, including, without limitation, the right to sublicense to third parties the rights granted in the Main License Agreement;

     WHEREAS, AACI, AAG, IPG and Infoplan International, Inc. ("Infoplan") have entered into an Amended and Restated Operating Agreement (the "Operating Agreement"), dated as of October 6, 1995, in connection with the operations of the LLC which Operating Agreement became effective immediately after the Final Closing (as defined in the Asset Purchase Agreement);

     WHEREAS, IPG, Infoplan, Interpublic Game Shows, Inc., a Delaware corporation, AACI, AAG, AAFII, AATVII and the LLC have entered into a letter agreement (the "Letter Agreement"), dated as of October 6, 1995, in connection with certain matters arising under the Asset Purchase Agreement, the Main License Agreement and the Operating Agreement;

     WHEREAS, each of AAG, AATVII and AAFII (each, a "Guarantor" and collectively, the "Guarantors") have entered into a Guaranty (each, a "Guaranty" and collectively the "Guaranties"), dated as of the date hereof, in favor of IPG guaranteeing certain obligations of the Guarantors;





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     WHEREAS, each of AAG, AATVII and AAFII have entered into a Security
Agreement (the "Security Agreements"), dated as of the date hereof, in favor of IPG;

     WHEREAS, each of AACI, AAG and All American Television, Inc. a Delaware corporation ("AAT"), have entered into a Pledge Agreement (together with this Agreement, the "Pledge Agreements"), dated as of the date hereof, in favor of IPG, substantially in the form of this Agreement;

     WHEREAS, the parties hereto desire to enter into this Pledge Agreement (this "Agreement") wherein Pledgor has agreed to grant a perfected subordinated security interest in all issued and outstanding shares of capital stock in AATVII; and

     WHEREAS, pursuant to the Intercreditor Agreement, Pledgor's security interest in the Pledged Shares (as defined below) shall be subordinate to the Senior Obligations until such time as the Senior Obligations have been paid and performed in full and following the payment and performance in full of the Senior Obligations, the security interest shall be senior to all other obligations of Pledgor;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Definitions; Interpretation.

     (a) In this Agreement, references to a Person include its successors and assigns and references to a document are references to that document as amended, novated or supplemented through the time such reference become effective.

     (b) The following terms shall have the following meanings (which shall be applicable to both the singular and plural forms of the terms defined):

     "Event of Default" shall have the meaning set forth in the Security Agreement, dated the date hereof, by and between AAG and IPG.

     "Secured Obligations" means the Parent Obligations as defined in the Intercreditor Agreement.

     2. Pledge. In order to secure the prompt payment and performance in full of all of the Secured Obligations, Pledgor hereby pledges, assigns, grants a security interest in, transfers and delivers unto IPG each of the following (the "Collateral"):

           (a) all of Pledgor's right, title and interest in and to all shares of capital stock of AAFII (the "Company") (the "Pledged Shares") and the certificates, if any, representing the Pledged Shares, and all dividends, instruments and other property, other than cash dividends or distributions, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;


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           (b) all additional shares of capital stock of the Company (the
      "Additional Shares") from time to time acquired by Pledgor in any manner (including, without limitation, any shares of preferred stock issued by any such issuer) and the certificates, if any, representing such Additional Shares, and all dividends, instruments and other property, other than cash dividends or distributions, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Shares;

           (c) all other rights appurtenant to the property described in clauses (a) and (b) above; and

           (d) all cash and noncash proceeds of the disposition of any and all of the foregoing.

     Pledgor hereby consents that, pursuant to Section 16 of the Intercreditor Agreement, upon payment and performance in full of the Senior Obligations, the Agent shall deliver the certificates representing the Pledged Shares and the Additional Shares which have become Pledged Shares, if any, set forth on
Schedule I hereto, accompanied by proper instruments of assignment duly executed in blank by the Pledgor, to IPG in New York City, New York.

     Subject to the terms of the Intercreditor Agreement, promptly upon Pledgor's acquisition of any Additional Shares and following the payment and performance in full of the Senior Obligations, Pledgor will deliver to IPG (i) proper instruments of assignment duly executed in blank by Pledgor together with any certificates representing such Additional Shares, whereupon such Additional Shares shall be Pledged Shares and (ii) an amendment to Schedule I reflecting the addition of such Additional Shares, together with a signed statement authorizing IPG to replace the prior Schedule I with such amendment to Schedule I.

     3. Representations and Warranties. Pledgor hereby represents and warrants to IPG that as of the date hereof:

           (a) Pledgor is the sole holder of record and sole beneficial owner of the Pledged Shares set forth on Schedule I hereto, free and clear of any pledge, hypothecation, assignment, lien, charge, claim, security interest, option, preference, priority or other preferential arrangement of any kind or nature whatsoever ("Lien") thereon or affecting the title thereto; provided, however, that as of the date hereof the Pledged Shares are subject to a Lien in favor of the Lenders under Tranche E of the Credit Facility as provided in the Intercreditor Agreement (the "Tranche E Lien") and under Tranches A through D of the Credit Facility (the "Junior Lien"). The Tranche E Lien is superior to that of IPG to the extent set forth in the Intercreditor Agreement but shall be fully extinguished and discharged with the payment in full of the Senior Obligations.

           (b) The Pledged Shares have been duly authorized and validly issued by each of the respective issuers set forth in Schedule I, are fully paid and non-assessable, and

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      constitute the respective percentages of the authorized and outstanding shares of the capital stock of the Company referred to on Schedule I. Pledgor has the right and all requisite corporate authority to pledge, assign, grant a security interest in, transfer and deliver the Collateral to IPG as provided herein.

           (c) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

           (d) No consent, approval, authorization or other order of any Person other than as provided in or contemplated by the Intercreditor Agreement is required for (i) the execution and delivery of this Agreement by Pledgor or the delivery by Pledgor of the Collateral to IPG as provided herein except as have been obtained, or (ii) the exercise by IPG of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Collateral by laws affecting the offering and sale of securities generally. To the best of Pledgor's knowledge, none of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdictions to which such issuance or transfer may be subject.

           (e) The chief executive office of Pledgor is located at the address set forth in Section 15, and during the four months immediately preceding the date hereof the chief executive office of Pledgor has not been located elsewhere. Pledgor has no trade or other fictitious name.

           (f) Upon the delivery to Chemical Bank of the certificates representing the Pledged Shares, IPG will have a valid, perfected, second priority security interest in the Pledged Shares subject to no prior lien (other than, as of the date hereof, the Tranche E Lien).

           (g) Upon the delivery to IPG by Chemical Bank of the certificates representing the Pledged Shares and following the payment and performance in full of the Senior Obligations, (i) IPG will have a valid, perfected, first priority security interest in the Pledged Shares subject to no prior Lien and (ii) Chemical Bank will have a valid, perfected, second priority security interest in the Pledged Shares subject to no prior lien (other than, as of the date thereof, IPG's Lien).

           (h) The authorized, issued and outstanding capital shares of the Company is set forth on Schedule I, and there are no existing options, warrants, calls or commitments of any character whatsoever relating to any of the unissued capital shares, or any securities convertible into or exchangeable for such shares, of the Company, except as set forth on
      Schedule I.


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      (i) The Pledged Shares or the Additional Shares, as the case may be, are and will be freely transferable and assignable (subject to applicable securities laws), other than pursuant to the Operating Agreement.

     The representations and warranties set forth in clauses (a), (b), (d)(ii),
(f), (g), (h) and (i) of this Section 3 shall be deemed to be reaffirmed on the date of each delivery of Additional Shares to IPG. The representations and warranties set forth in this Section 3 shall survive the execution and delivery of this Agreement.

     4. Rights of Pledgor. Unless an Event of Default shall have occurred and be continuing:

           (a) Subject to the Letter Agreement, Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Intercreditor Agreement. Pledgor shall not in any event exercise or refrain from exercising such right in a manner which would (or take or omit to take any other action which would) authorize or effect (i) the dissolution or liquidation, in whole or in part, of the Company, (ii) the consolidation or merger of the Company with any corporation or other entity unless the party to such merger or consolidation agrees to assume the obligations hereunder and under the Intercreditor Agreement, (iii) the sale, disposition or encumbrance of any asset of the Company, except in the ordinary course of business consistent with past practice or as permitted by the Intercreditor Agreement, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of the Company, or the issuance of any additional capital shares of the Company unless such Additional Shares are pledged to IPG to the extent required herein, or (v) the alteration of the voting rights with respect to the shares of the Company.

           (b) Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and cash distributions (except cash dividends paid or payable in respect of the total or partial liquidation of an issuer) paid on the Pledged Shares. All stock dividends and all distributions (other than cash distributions governed by the immediately preceding sentence) in respect of any of the Collateral, whenever paid or made after the payment in full of the Senior Obligations, shall be delivered to IPG and held by it subject to the Lien created by this Agreement.

     5. Covenants. Pledgor covenants and agrees that until the termination of this Agreement:

           (a) Pledgor will not, without the prior written consent of IPG, (i) sell, assign, transfer, mortgage, pledge or otherwise encumber any of its rights in or to the Collateral or any dividends or other distributions or payments with respect thereto (other than cash dividends and distributions) or grant a Lien on any thereof or (ii) cause or permit the Company to issue any capital shares (or options, warrants, calls or commitments of any character whatsoever relating to such shares, or any securities convertible into or exchangeable for such shares) in addition to or in substitution for the

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      Pledged Shares except to the Agent and Pledgor as their respective interests may appear.

           (b) Pledgor will, at its own expense, execute, acknowledge and deliver all such instruments and take all such action as IPG from time to time may reasonably request in order to ensure to IPG the benefits of its Lien on and to the Collateral intended to be created by this Agreement.

           (c) Pledgor will defend the title to the Collateral and the Lien of IPG thereon against the claim of any Person (other than against the claims of the Agent in connection with the Senior Obligations) and will maintain and preserve such Lien so long as this Agreement shall remain in effect.

           (d) Unless Pledgor shall have given IPG not less than 30 days' prior notice thereof, Pledgor will not change its name, identity or corporate structure in any manner or the location of its chief executive office.

     6.  Remedies.  Subject to the terms of the Intercreditor Agreement:

           (a) Upon the occurrence of an Event of Default, then or at any time during the continuance thereof, IPG is hereby authorized and empowered, at its election, (i) to transfer and register in its name, or in the name of the nominee of IPG, the whole or any part of the Collateral, (ii) to exercise all voting rights with respect thereto and (iii) to demand, sue for, collect, receive and give acquittance for any and all cash dividends or other distributions or monies due or to become due upon or by virtue thereof, and to settle, prosecute or defend any action or proceeding with respect thereto, Pledgor hereby irrevocably constituting IPG as its proxy and attorney-in-fact, with full power of substitution to do so.

           (b) Upon the occurrence of an Event of Default, then or at any time during the continuance of such occurrence, IPG is hereby further authorized and empowered, at its election, (i) to sell in one or more sales the whole or any part of the Collateral or otherwise to transfer or assign the same, applying the proceeds therefrom to the payment of the Secured Obligations in such order as IPG shall determine and (ii) to the extent permitted by law, otherwise to act with respect to the Collateral or the proceeds thereof as though IPG were the outright owner thereof, Pledgor hereby irrevocably constituting IPG as its proxy and attorney-in-fact, with full power of substitution to do so.

           (c) IPG shall give Pledgor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral that is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Pledgor agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504 of the Uniform Commercial Code. Any sale shall be made at a public or private sale at IPG's place of business, or at any public building in The City of New York to be named in the notice

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      of sale, either for cash or upon credit or for future delivery at such price as IPG may deem fair, and, to the extent permitted by applicable law, IPG may be the purchaser of the whole or any part of the Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right or equity of redemption, which right or equity is hereby waived and released. Each sale shall be made to the highest bidder, but IPG reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Except as otherwise herein specifically provided for or required by applicable law, demands of performance, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer of agent of IPG.

           (d) If, at the original time or times appointed for the sale of the whole or any part of the Collateral, either (i) the highest bid, if there be but one sale, shall be inadequate to discharge in full all of the Secured Obligations, or (ii) if the Collateral be offered for sale in lots, if at any of such sales the highest bid for the lot offered for sale would indicate to IPG in its sole discretion the unlikelihood of the proceeds of the sales of the whole of the Collateral being insufficient to discharge all the Secured Obligations, then in either such event IPG may, on one or more occasions, postpone any of said sales by public announcement at the time of sale. In the event of any such postponement, IPG shall give Pledgor notice of such postponement.

           (e) If, at any time when IPG shall determine to exercise its right to sell the whole or any part of the Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, IPG may, in it sole and absolute discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as IPG may deem necessary or advisable, but subject to the other requirements of this Section 6, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event IPG in its sole and absolute discretion may (i) proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act (or similar statute), (ii) approach and negotiate with a single possible purchaser to effect such sale, (iii) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Collateral or part thereof, and (iv) require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (A) as to the financial sophistication and ability of any Person permitted to bid or purchase at sale, (B) as to the content of legends to be placed upon any certificates representing the Collateral sold in such sale, including restrictions on future transfer thereof, (C) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor, any of the issuers of the Pledged Shares, such Person's intentions as to the holding of the Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (D) as to such other matters as IPG may, in its sole discretion,

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      deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Uniform Commercial Code (or similar applicable statutes) and other laws affecting the enforcement of creditors' rights and the Act (or similar statute) and all applicable state securities laws. Pledgor will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law.

           (f) Pledgor acknowledges that: (i) any sale under the circumstances described in this Section 6 shall be deemed to have been held in a manner which is commercially reasonable, and (ii) notwithstanding the legal availability of a private sale or a sale subject to restrictions of the character described above, IPG may, in it sole discretion, elect to seek registration of the Collateral under the Act (or similar statute or any applicable state securities laws) in accordance with its rights under this Section 6. In the event of any such sale under the circumstances described in this Section 6, IPG shall incur no responsibility or liability for selling the whole or any part of the Collateral at a price which IPG may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sales were deferred until after registration as aforesaid. Pledgor hereby acknowledges that any sale of any of the Collateral which has not been registered under the Act may be for a price less than that which might have been obtained had the Collateral been registered under the Act.

           (g) Pledgor agrees that it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of IPG provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by IPG of any one or more such rights, powers or remedies. No failure or delay on the part of IPG to exercise any right, power or remedy, and no notice or demand which may be given to or made upon Pledgor by IPG with respect to any such remedies, shall operate as a waiver thereof, or limit or impair IPG's right to take any action or to exercise any power or remedy hereunder without notice or demand, or prejudice its rights as against Pledgor in any respect.

     7. Exoneration of IPG. Other than the exercise of reasonable care in the custody and preservation of the Collateral in its possession or as required by law, IPG shall have no duty toward Pledgor with respect to the Collateral. IPG shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or

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bailee selected by IPG in good faith, except for losses or damages caused by gross negligence or willful misconduct in the performance of a duty owed by IPG.

     8. No Waiver; Cumulative Remedies. IPG shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing and signed by IPG, and then only to the extent therein set forth. A waiver by IPG of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which IPG would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of IPG, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by IPG and the Pledgor.

     9.  Successors; Assignments and Transfers.

           (a) This Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor and shall, together with the rights and remedies of IPG hereunder, inure to the benefit of IPG and its respective successors and assigns. The Pledgor shall not consent or agree to any assignments, transfers or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein that would adversely affect the security interest granted to IPG hereunder.

           (b) IPG may not assign and transfer all of its rights and obligations under this Agreement to another person except in conjunction with the transfer of its rights under the Operating Agreement, the Letter Agreement or the Intercreditor Agreement.

     10. Termination. At such time as there are no outstanding obligations arising under any Guaranty then IPG shall deliver to the Agent the Collateral at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Lien hereof and of any other Liens (other than Liens granted in favor of the Agent) asserted through IPG, and all of Pledgor's obligations hereunder shall thereupon terminate.

     11. Release. No release or surrender any of the Collateral shall impair IPG's rights hereunder, other than with respect to the particular Collateral so released or surrendered.

     12. Expenses. Pledgor agrees to reimburse IPG for all reasonable expenses of, or incidental to the enforcement of any of the provisions of this Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral and for the care of the Collateral and defending or asserting the rights and claims of IPG in respect of the Collateral, by litigation or otherwise, including but not limited to

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expenses of insurance and the reasonable fees and expenses of counsel for IPG for legal services of every kind. All such expenses shall be deemed additional Secured Obligations.

     13. GOVERNING LAW, ETC. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATES FEDERAL COURT, IN EITHER CASE SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN OVER ANY ACTION, SUIT OR OTHER PROCEEDING BROUGHT BY ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND PLEDGOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. PLEDGOR HEREBY IRREVOCABLY APPOINTS KAYE, SCHOLER, FIERMAN, HAYS & HANDLER, 425 PARK AVENUE, NEW YORK, NEW YORK 10022 (ATTENTION: WILLIAM E. WALLACE), AS ITS AGENT TO RECEIVE SERVICE OF SUMMONS, AND COMPLAINTS AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING. NOTHING IN THIS AGREEMENT SHALL, HOWEVER, BE DEEMED OR OPERATE TO PRECLUDE IPG FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE SECURED OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF IPG, PROVIDED THAT IPG RECOGNIZES THAT ITS RIGHTS HEREUNDER ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENT.

     14.  Further Assurances; Agent May Perform.

           (a) Pledgor will, at Pledgor's expense, do all such acts, and will furnish to IPG all such financing statements, certificates, legal opinions and other documents and will do or cause to be done all such other things as IPG may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights intended to be granted to IPG hereunder. To the extent permitted by applicable law, Pledgor hereby authorizes IPG to execute and file, in the name of Pledgor or otherwise, financing statements under the Uniform Commercial Code (or other applicable statutes) (which may be photocopies of this Agreement) which IPG in its sole discretion may deem necessary or appropriate.


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        (b)  If Pledgor fails to perform any act required by this Agreement, IPG may perform, or cause performance of, such act, and the expenses of IPG incurred in connection therewith shall be governed by Section 12 hereof.

     15. Notices. Any communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three days after deposit in the United States Mail, registered or certified mail, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (promptly confirmed by personal delivery or United States Mail as otherwise provided in this Section 15), (iii) one Business Day after deposit with a reputable overnight courier with all charges prepaid or
(iv) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address or facsimile number as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any communication to any Person (other than IPG or Pledgor) designated below to receive copies shall in no way adversely affect the effectiveness of such communication.

     (a)  If to IPG, at:

     The Interpublic Group of Companies, Inc.
     1271 Sixth Avenue
     New York, New York 10020
     Attention:  William S. Keating, Esq.
     Facsimile:  (212) 399-8280

     with copies to:

     Cleary, Gottlieb, Steen & Hamilton
     One Liberty Plaza
     New York, New York 10006
     Attention:  Richard J. Cooper, Esq.
     Facsimile:  (212) 225-3999

     (b)  If to Pledgor, at:

     All American Fremantle, Inc.
     1325 Avenue of the Americas
     New York, New York 10019
     Attention:  Mr. Lawrence E. Lamattina
     Facsimile:  (212) 541-2810

     with a copy to:

     Kaye, Scholer, Fierman, Hays & Handler

     1999 Avenue of the Stars
     Suite 1600
     Los Angeles, California  90067
     Attention:  Barry Dastin, Esq.
     Facsimile:  (310) 788-1200

     16. WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction to the fullest extent permitted by law, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     18. Counterparts. This Agreement may be executed in any number of counterparts, and this shall have the same effect as if the signatures on the counterparts were set forth on a single copy of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                          ALL AMERICAN FREMANTLE, INC.





                                          By:  _______________________________
                                          Name:
                                          Title:


Accepted and agreed by:

THE INTERPUBLIC GROUP OF COMPANIES, INC.





By:  _____________________________
     Name:
     Title:

                                                            SCHEDULE I


                                                                                                   % of Authorized  % of Outstanding
                                                                                                   Shares           Shares
                                                   Number of         Class and par or              Represented by   Represented by
Issuer Name              Owner of Record/Pledgor   Pledged Shares    Liquidation Value of Shares   Pledged Shares   Pledged Shares
-----------              -----------------------   --------------    ---------------------------   --------------   --------------
1.  All American         All American
    Fremantle II, Inc.   Fremantle, Inc.                             Common, $0.001 par value           100%             100%